Exhibit 10.2

FIRST AMENDMENT TO CAMPBELL/SIMPSON/TONKIN
SPRINGS GOLD MINING COMPANY MINING LEASE

THIS FIRST AMENDMENT TO MINING LEASE is made and entered into effective as of the 10th day of January, 1986 by and between Lyle F. Campbell, a single man, and Julian E. Simpson and Jean C. Simpson, husband and wife (hereinafter collectively called “Campbell/Simpson”), and Tonkin Springs Gold Mining Company, a Colorado corporation (hereinafter called “TSGMC”).

RECITALS

A.                       Effective January 1, 1986, Campbell/Simpson and TSGMC entered into a Mining Lease (the “Campbell/Simpson-TSGMC Lease”) with respect to certain mining claims situated in Eureka County, Nevada, said claims being described in Exhibit A to the Campbell/Simpson-TSGMC Lease (the “Tonkin, Pat, et al. Claims”).

B.                         Effective January 5, 1985, TSGMC had entered with Precambrian Exploration, Inc. (“Precambrian Exploration”) into a Mining Lease (the “Precambrian Exploration-TSGMC Lease”), with respect to certain other mining claims (the “Rob Claims”) adjacent to the Tonkin, Pat, et al. Claims. The Rob Claims are described in Exhibit A to the Precambrian Exploration-TSGMC Lease and in Exhibit B to the Campbell/Simpson-TSGMC Lease.

C.                         The Campbell/Simpson-TSGMC Lease and the Precambrian Exploration-TSGMC Lease each contain area of interest provisions whose boundaries overlap and cover the same lands.

D.                        Pursuant to the paragraph typed at the bottom of page 15 of the Campbell/Simpson-TSGMC Lease, Campbell/Simpson and TSGMC hereby wish to clarify the extent to which the provisions of Article 32 of the Campbell/Simpson-TSGMC Lease will apply.

NOW, THEREFORE, in consideration of the mutual benefits that will be enjoyed by Campbell/Simpson and TSGMC pursuant to the Campbell/Simpson-TSGMC Lease and this First Amendment, the parties hereto agree as follows:

1.                           The last sentence of the first paragraph of Article 32 on page 15 of the Campbell/Simpson-TSGMC Lease is hereby deleted in its entirety and replaced with the following provisions:

Except as expressly provided in this Article 32, the provisions of this Article 32 shall not apply to any new mining claim or portion of any new mining, claim that is located by TSGMC and that lies south of the boundary line marked in red on the plat attached as Exhibit D hereto. The provisions of this Article 32 also shall not apply to any claim that: (i) lies north of the above-described boundary line; and (ii) is an amendment or relocation of one or more of the Rob Claims or was located to cover an open fraction within the boundaries of the Rob Claims. However, the provisions of this Article 32 will apply to any claim that: (i) lies south of the above-described boundary line; and (ii) is an amendment or relocation of one or more of the Tonkin, Pat, et al. Claims or was located to cover an open fraction within the boundaries of the Tonkin, Pat, et al. Claims.

2.                           The boundary line description between the Tonkin, Pat, et al. Claims and the Rob Claims, attached as Exhibit C to the Campbell/Simpson-TSGMC Lease, is hereby amended and corrected to change the figure of 3,150 feet, which is in the third from the bottom line of the metes and bounds description of that Exhibit C, to 6,300 feet. That description shall be used for purposes of determining the boundaries of the Tonkin, Pat, et al. Claims and the Rob Claims under the Campbell/Simpson-TSGMC Lease and this First Amendment.

3.                           Except as expressly amended above, the Campbell/Simpson-TSGMC Lease shall remain in full force and effect in accordance with its original terms.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

LESSOR:

/s/ Lyle F. Campbell
Lyle F. Campbell

/s/ Julian E. Simpson
Julian E. Simpson

/s/ Jean C. Simpson
Jean C. Simpson

LESSEE:

TONKIN SPRINGS GOLD MINING COMPANY

By:	/s/ [ILLEGIBLE]
President

(SEAL Affixed)

STATE OF NEVADA	)
) ss.
COUNTY OF WASHOE	)

On the 31 day of January, 1986, before me personally appeared Lyle F. Campbell, known to me to be the person who signed the foregoing instrument and who acknowledged the same to be his free act and deed. The said Lyle F. Campbell, being first duly sworn, states, by his execution of the foregoing document, that the statements contained herein are true to the best of his knowledge, information and belief.

Witness my hand and official seal.

My commission expires: March 26, 1988

/s/ [ILLEGIBLE]
Notary Public

(SEAL)                               [ILLEGIBLE]

STATE OF HAWAII	)
) ss.
COUNTY OF MAUI	)

On the 3rd day of February, 1986, before me personally appeared Julian E. Simpson and Jean C. Simpson, husband and wife, known to me to be the persons who signed the foregoing instrument and who acknowledged the same to be their free act and deed. The said Julian E. Simpson and Jean C. Simpson, being first duly sworn, states, by their execution of the foregoing document, that the statements contained herein are true to the best of their knowledge, information and belief.

Witness my hand and official seal

My commission expires: 9/1/87

/s/ [ILLEGIBLE]
Notary Public

(SEAL Affixed)

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

On the 22nd day of January, 1986, before me personally appeared William Reid, in his capacity as      —      President of Tonkin Springs Gold Mining Company, who, being first duly sworn, acknowledged that he executed the foregoing instrument in the name of said entity, that he had the authority to execute the same, and that he executed the same as the act and deed of said entity for the uses and purposes therein stated.

Witness my hand and official seal.

My commission expires: May 10, 1987

/s/ [ILLEGIBLE]
Notary Public
9107
Littleton, Co

(SEAL Affixed)

EXHIBIT D

(Attached to and made a part of the Mining Lease between Campbell/Simpson/ Tonkin Springs Gold Mining Company, dated effective January 1, 1986)

UNITED STATES
DEPARTMENT OF THE INTERIOR
GEOLOGICAL SURVEY

[GRAPHIC]